Second Quarter 2024
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023
Selected Balance Sheet Data
Cash and cash equivalents	$800,902	$870,730	$810,932	$848,318	$1,160,354
Investment securities, at fair value	1,482,379	1,464,682	1,471,973	1,351,153	1,422,391
Loans held for sale	106,875	82,704	67,847	103,858	99,131
Loans HFI	9,309,553	9,288,909	9,408,783	9,287,225	9,326,024
Allowance for credit losses on loans HFI	(155,055)	(151,667)	(150,326)	(146,134)	(140,664)
Total assets	12,535,169	12,548,320	12,604,403	12,489,631	12,887,395
Interest bearing deposits (non-brokered)	8,130,704	8,191,962	8,179,430	8,105,713	8,233,082
Brokered deposits	150,113	130,845	150,475	174,920	238,885
Non-interest bearing deposits	2,187,185	2,182,121	2,218,382	2,358,435	2,400,288
Total deposits	10,468,002	10,504,928	10,548,287	10,639,068	10,872,255
Borrowings	360,944	360,821	390,964	226,689	390,354
Allowance for credit losses on unfunded commitments	(5,984)	(7,700)	(8,770)	(11,600)	(14,810)
Total common shareholders' equity	1,500,502	1,479,526	1,454,794	1,372,901	1,386,951
Selected Statement of Income Data
Total interest income	$177,413	$176,128	$174,835	$173,912	$170,183
Total interest expense	74,798	76,638	73,747	72,986	68,640
Net interest income	102,615	99,490	101,088	100,926	101,543
Total noninterest income	25,608	7,962	15,339	8,042	23,813
Total noninterest expense	75,093	72,420	80,200	82,997	81,292
Earnings before income taxes and provisions for credit losses	53,130	35,032	36,227	25,971	44,064
Provisions for (reversals of) credit losses	2,224	782	305	2,821	(1,078)
Income tax expense	10,919	6,300	6,545	3,975	9,835
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation	$39,979	$27,950	$29,369	$19,175	$35,299
Net interest income (tax-equivalent basis)	$103,254	$100,199	$101,924	$101,762	$102,383
Adjusted net income*	$39,424	$39,890	$36,152	$33,148	$35,993
Adjusted pre-tax, pre-provision net revenue*	$52,369	$51,180	$45,390	$44,869	$44,992
Per Common Share
Diluted net income	$0.85	$0.59	$0.63	$0.41	$0.75
Adjusted diluted net income*	0.84	0.85	0.77	0.71	0.77
Book value	32.17	31.55	31.05	29.31	29.64
Tangible book value*	26.82	26.21	25.69	23.93	24.23
Weighted average number of shares outstanding - fully diluted	46,845,143	46,998,873	46,916,939	46,856,422	46,814,854
Period-end number of shares	46,642,958	46,897,378	46,848,934	46,839,159	46,798,751
Selected Ratios
Return on average:
Assets	1.30%	0.89%	0.94%	0.61%	1.10%
Shareholders' equity	10.9%	7.70%	8.41%	5.46%	10.3%
Tangible common equity*	13.1%	9.29%	10.3%	6.67%	12.6%
Efficiency ratio	58.6%	67.4%	68.9%	76.2%	64.8%
Core efficiency ratio (tax-equivalent basis)*	58.3%	58.1%	61.7%	63.1%	63.5%
Loans HFI to deposit ratio	88.9%	88.4%	89.2%	87.3%	85.8%
Noninterest-bearing deposits to total deposits	20.9%	20.8%	21.0%	22.2%	22.1%
Net interest margin (NIM) (tax-equivalent basis)	3.57%	3.42%	3.46%	3.42%	3.40%
Yield on interest-earning assets	6.16%	6.03%	5.96%	5.87%	5.67%
Cost of interest-bearing liabilities	3.56%	3.56%	3.47%	3.41%	3.14%
Cost of total deposits	2.77%	2.76%	2.65%	2.58%	2.38%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.67%	1.63%	1.60%	1.57%	1.51%
Annualized net charge-offs (recoveries) as a percentage of average loans HFI	0.02%	0.02%	(0.04)%	0.02%	0.03%
Nonperforming loans HFI as a percentage of loans HFI	0.79%	0.73%	0.65%	0.59%	0.47%
Nonperforming assets as a percentage of total assets	0.81%	0.75%	0.69%	0.71%	0.59%
Preliminary Capital Ratios (consolidated)
Total common shareholders' equity to assets	12.0%	11.8%	11.5%	11.0%	10.8%
Tangible common equity to tangible assets*	10.2%	9.99%	9.74%	9.16%	8.98%
Tier 1 leverage	11.7%	11.3%	11.3%	11.0%	10.7%
Tier 1 risk-based capital	13.0%	12.8%	12.5%	12.1%	11.9%
Total risk-based capital	15.1%	15.0%	14.5%	14.1%	13.9%
Common equity Tier 1	12.7%	12.6%	12.2%	11.8%	11.7%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Jun 2024	Jun 2024
						vs.	vs.
	Three Months Ended					Mar 2024	Jun 2023
	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$155,379	$155,606	$155,737	$153,882	$149,220	(0.15)%	4.13%
Interest on investment securities
Taxable	11,966	9,105	7,808	6,399	6,480	31.4%	84.7%
Tax-exempt	1,168	1,442	1,746	1,795	1,808	(19.0)%	(35.4)%
Other	8,900	9,975	9,544	11,836	12,675	(10.8)%	(29.8)%
Total interest income	177,413	176,128	174,835	173,912	170,183	0.73%	4.25%
Interest expense:
Deposits	71,501	72,625	70,873	69,826	65,257	(1.55)%	9.57%
Borrowings	3,297	4,013	2,874	3,160	3,383	(17.8)%	(2.54)%
Total interest expense	74,798	76,638	73,747	72,986	68,640	(2.40)%	8.97%
Net interest income	102,615	99,490	101,088	100,926	101,543	3.14%	1.06%
Provision for credit losses on loans HFI	3,940	1,852	3,135	6,031	2,575	112.7%	53.0%
Reversal of credit losses on unfunded commitments	(1,716)	(1,070)	(2,830)	(3,210)	(3,653)	60.4%	(53.0)%
Net interest income after provisions for credit losses	100,391	98,708	100,783	98,105	102,621	1.71%	(2.17)%
Noninterest income:
Mortgage banking income	11,910	12,585	8,376	11,998	12,232	(5.36)%	(2.63)%
Service charges on deposit accounts	3,167	3,141	2,957	2,959	3,185	0.83%	(0.57)%
Investment services and trust income	3,387	3,230	3,093	3,072	2,777	4.86%	22.0%
ATM and interchange fees	2,814	2,944	2,618	2,639	2,629	(4.42)%	7.04%
(Loss) gain from securities, net	—	(16,213)	183	(14,197)	(28)	(100.0)%	(100.0)%
(Loss) gain on sales or write-downs of other real estate owned and other assets	(281)	565	(492)	115	533	(149.7)%	(152.7)%
Other income	4,611	1,710	(1,396)	1,456	2,485	169.6%	85.6%
Total noninterest income	25,608	7,962	15,339	8,042	23,813	221.6%	7.54%
Total revenue	128,223	107,452	116,427	108,968	125,356	19.3%	2.29%
Noninterest expenses:
Salaries, commissions and employee benefits	46,225	44,618	48,142	54,491	52,020	3.60%	(11.1)%
Occupancy and equipment expense	6,328	6,614	9,530	6,428	6,281	(4.32)%	0.75%
Data processing	2,286	2,408	2,434	2,338	2,345	(5.07)%	(2.52)%
Legal and professional fees	1,979	1,919	1,823	1,760	2,199	3.13%	(10.0)%
Advertising	1,859	1,171	2,009	2,124	2,001	58.8%	(7.10)%
Amortization of core deposits and other intangibles	752	789	840	889	940	(4.69)%	(20.0)%
Other expense	15,664	14,901	15,422	14,967	15,506	5.12%	1.02%
Total noninterest expense	75,093	72,420	80,200	82,997	81,292	3.69%	(7.63)%
Income before income taxes	50,906	34,250	35,922	23,150	45,142	48.6%	12.8%
Income tax expense	10,919	6,300	6,545	3,975	9,835	73.3%	11.0%
Net income applicable to FB Financial Corporation and noncontrolling interest	39,987	27,950	29,377	19,175	35,307	43.1%	13.3%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$39,979	$27,950	$29,369	$19,175	$35,299	43.0%	13.3%
Weighted average common shares outstanding:
Basic	46,762,488	46,874,882	46,845,055	46,818,612	46,779,388	(0.24)%	(0.04)%
Fully diluted	46,845,143	46,998,873	46,916,939	46,856,422	46,814,854	(0.33)%	0.06%
Earnings per common share:
Basic	$0.85	$0.60	$0.63	$0.41	$0.75	41.7%	13.3%
Fully diluted	0.85	0.59	0.63	0.41	0.75	44.1%	13.3%
Fully diluted - adjusted*	0.84	0.85	0.77	0.71	0.77	(1.18)%	9.09%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Jun 2024
			vs.
	Six Months Ended		Jun 2023
	Jun 2024	Jun 2023	Percent variance
Interest income:
Interest and fees on loans	$310,985	$289,576	7.39%
Interest on investment securities
Taxable	21,071	13,050	61.5%
Tax-exempt	2,610	3,612	(27.7)%
Other	18,875	23,425	(19.4)%
Total interest income	353,541	329,663	7.24%
Interest expense:
Deposits	144,126	118,120	22.0%
Borrowings	7,310	6,340	15.3%
Total interest expense	151,436	124,460	21.7%
Net interest income	202,105	205,203	(1.51)%
Provision for credit losses on loans HFI	5,792	7,572	(23.5)%
Reversal of credit losses on unfunded commitments	(2,786)	(8,159)	(65.9)%
Net interest income after provisions for credit losses	199,099	205,790	(3.25)%
Noninterest income:
Mortgage banking income	24,495	24,318	0.73%
Service charges on deposit accounts	6,308	6,238	1.12%
Investment services and trust income	6,617	5,155	28.4%
ATM and interchange fees	5,758	5,025	14.6%
(Loss) gain from securities, net	(16,213)	41	NM
Gain on sales or write-downs of other real estate owned and other assets	284	350	(18.9)%
Other income	6,321	6,035	4.74%
Total noninterest income	33,570	47,162	(28.8)%
Total revenue	235,675	252,365	(6.61)%
Noninterest expenses:
Salaries, commissions and employee benefits	90,843	100,808	(9.89)%
Occupancy and equipment expense	12,942	12,190	6.17%
Legal and professional fees	3,898	5,307	(26.5)%
Data processing	4,694	4,458	5.29%
Advertising	3,030	4,134	(26.7)%
Amortization of core deposit and other intangibles	1,541	1,930	(20.2)%
Other expense	30,565	32,905	(7.11)%
Total noninterest expense	147,513	161,732	(8.79)%
Income before income taxes	85,156	91,220	(6.65)%
Income tax expense	17,219	19,532	(11.8)%
Net income applicable to noncontrolling interest and FB Financial Corporation	67,937	71,688	(5.23)%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$67,929	$71,680	(5.23)%
Weighted average common shares outstanding:
Basic	46,818,685	46,729,778	0.19%
Fully diluted	46,911,466	46,777,603	0.29%
Earnings per common share:
Basic	$1.45	$1.53	(5.23)%
Fully diluted	1.45	1.53	(5.23)%
Fully diluted - adjusted*	1.69	1.53	10.5%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Jun 2024	Jun 2024
						vs.	vs.
	As of					Mar 2024	Jun 2023
	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Percent variance	Percent variance
ASSETS
Cash and due from banks	$192,571	$124,772	$146,542	$188,317	$147,646	218.5%	30.4%
Federal funds sold and reverse repurchase agreements	91,909	100,785	83,324	129,885	48,346	(35.4)%	90.1%
Interest-bearing deposits in financial institutions	516,422	645,173	581,066	530,116	964,362	(80.3)%	(46.4)%
Cash and cash equivalents	800,902	870,730	810,932	848,318	1,160,354	(32.3)%	(31.0)%
Investments:
Available-for-sale debt securities, at fair value	1,482,379	1,464,682	1,471,973	1,348,219	1,419,360	4.86%	4.44%
Equity securities, at fair value	—	—	—	2,934	3,031	—%	(100.0)%
Federal Home Loan Bank stock, at cost	33,030	33,948	34,190	34,809	40,266	(10.9)%	(18.0)%
Loans held for sale	106,875	82,704	67,847	103,858	99,131	117.5%	7.81%
Loans held for investment	9,309,553	9,288,909	9,408,783	9,287,225	9,326,024	0.89%	(0.18)%
Less: allowance for credit losses on loans HFI	155,055	151,667	150,326	146,134	140,664	8.98%	10.23%
Net loans held for investment	9,154,498	9,137,242	9,258,457	9,141,091	9,185,360	0.76%	(0.34)%
Premises and equipment, net	154,731	155,271	155,731	156,081	154,526	(1.40)%	0.13%
Other real estate owned, net	4,173	3,613	3,192	1,504	1,974	62.3%	111.4%
Operating lease right-of-use assets	49,123	51,421	54,295	56,240	56,560	(18.0)%	(13.1)%
Interest receivable	52,781	53,506	52,715	49,205	44,973	(5.45)%	17.4%
Mortgage servicing rights, at fair value	164,505	165,674	164,249	172,710	166,433	(2.84)%	(1.16)%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	7,168	7,920	8,709	9,549	10,438	(38.2)%	(31.3)%
Bank-owned life insurance	71,930	76,574	76,143	75,739	75,341	(24.4)%	(4.53)%
Other assets	210,513	202,474	203,409	246,813	227,087	16.0%	(7.30)%
Total assets	$12,535,169	$12,548,320	$12,604,403	$12,489,631	$12,887,395	(0.42)%	(2.73)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,187,185	$2,182,121	$2,218,382	$2,358,435	$2,400,288	0.93%	(8.88)%
Interest-bearing checking	2,628,554	2,421,487	2,504,421	2,554,641	2,879,336	34.4%	(8.71)%
Money market and savings	4,157,968	4,298,938	4,204,851	4,119,357	3,971,975	(13.2)%	4.68%
Customer time deposits	1,343,934	1,471,190	1,469,811	1,431,119	1,381,176	(34.8)%	(2.70)%
Brokered and internet time deposits	150,361	131,192	150,822	175,516	239,480	58.8%	(37.2)%
Total deposits	10,468,002	10,504,928	10,548,287	10,639,068	10,872,255	(1.41)%	(3.72)%
Borrowings	360,944	360,821	390,964	226,689	390,354	0.14%	(7.53)%
Operating lease liabilities	61,932	64,562	67,643	67,542	67,304	(16.4)%	(7.98)%
Accrued expenses and other liabilities	143,696	138,390	142,622	183,338	170,438	15.4%	(15.7)%
Total liabilities	11,034,574	11,068,701	11,149,516	11,116,637	11,500,351	(1.24)%	(4.05)%
Shareholders' equity:
Common stock, $1 par value	46,643	46,897	46,849	46,839	46,799	(2.18)%	(0.33)%
Additional paid-in capital	855,391	866,803	864,258	862,340	859,516	(5.30)%	(0.48)%
Retained earnings	730,242	698,310	678,412	656,120	644,043	18.4%	13.4%
Accumulated other comprehensive loss, net	(131,774)	(132,484)	(134,725)	(192,398)	(163,407)	(2.16)%	(19.4)%
Total common shareholders' equity	1,500,502	1,479,526	1,454,794	1,372,901	1,386,951	5.70%	8.19%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,500,595	1,479,619	1,454,887	1,372,994	1,387,044	5.70%	8.19%
Total liabilities and shareholders' equity	$12,535,169	$12,548,320	$12,604,403	$12,489,631	$12,887,395	(0.42)%	(2.73)%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	June 30, 2024			March 31, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,263,822	$154,226	6.70%	$9,386,794	$154,956	6.64%
Mortgage loans held for sale	80,919	1,380	6.86%	48,566	851	7.05%
Investment securities:
Taxable	1,464,045	11,966	3.29%	1,399,237	9,105	2.62%
Tax-exempt(b)	193,347	1,580	3.29%	241,379	1,950	3.25%
Total investment securities(b)	1,657,392	13,546	3.29%	1,640,616	11,055	2.71%
Federal funds sold and reverse repurchase agreements	108,097	1,497	5.57%	155,380	2,126	5.50%
Interest-bearing deposits with other financial institutions	488,123	6,641	5.47%	530,390	7,066	5.36%
FHLB stock	33,495	762	9.15%	34,051	783	9.25%
Total interest-earning assets(b)	11,631,848	178,052	6.16%	11,795,797	176,837	6.03%
Noninterest-earning assets:
Cash and due from banks	124,729			167,732
Allowance for credit losses on loans HFI	(151,724)			(150,605)
Other assets(c)(d)	766,591			777,155
Total noninterest-earning assets	739,596			794,282
Total assets	$12,371,444			$12,590,079
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,500,325	$19,074	3.07%	$2,539,084	$19,016	3.01%
Money market	3,779,139	36,887	3.93%	3,849,080	37,570	3.93%
Savings deposits	369,779	64	0.07%	377,963	62	0.07%
Customer time deposits	1,387,956	13,812	4.00%	1,457,377	14,124	3.90%
Brokered and internet time deposits	123,003	1,664	5.44%	140,292	1,853	5.31%
Time deposits	1,510,959	15,476	4.12%	1,597,669	15,977	4.02%
Total interest-bearing deposits	8,160,202	71,501	3.52%	8,363,796	72,625	3.49%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	24,680	122	1.99%	24,219	149	2.47%
Subordinated debt	130,464	1,615	4.98%	129,718	2,286	7.09%
Other borrowings	131,293	1,560	4.78%	131,318	1,578	4.83%
Total other interest-bearing liabilities	286,437	3,297	4.63%	285,255	4,013	5.66%
Total interest-bearing liabilities	8,446,639	74,798	3.56%	8,649,051	76,638	3.56%
Noninterest-bearing liabilities:
Demand deposits	2,222,005			2,227,175
Other liabilities(d)	229,426			253,024
Total noninterest-bearing liabilities	2,451,431			2,480,199
Total liabilities	10,898,070			11,129,250
Total common shareholders' equity	1,473,281			1,460,736
Noncontrolling interest	93			93
Total equity	1,473,374			1,460,829
Total liabilities and shareholders' equity	$12,371,444			$12,590,079
Net interest income(b)		$103,254			$100,199
Interest rate spread(b)			2.60%			2.47%
Net interest margin(b)(e)			3.57%			3.42%
Cost of total deposits			2.77%			2.76%
Average interest-earning assets to average interest-bearing liabilities			137.7%			136.4%
Tax-equivalent adjustment		$639			$709
Loans HFI yield components:
Contractual interest rate(b)		$151,971	6.60%		$152,875	6.55%
Origination and other loan fee income		1,291	0.06%		1,436	0.06%
Accretion on purchased loans		161	0.01%		387	0.02%
Nonaccrual interest		737	0.03%		258	0.01%
Syndication fee income		66	—%		—	—%
Total loans HFI yield		$154,226	6.70%		$154,956	6.64%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $198,073 and $194,091 for the three months ended June 30, 2024 and March 31, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $20,750 for both the three months ended June 30, 2024 and March 31, 2024.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2023			September 30, 2023			June 30, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,330,176	$155,081	6.59%	$9,280,530	$153,038	6.54%	$9,387,284	$148,415	6.34%
Mortgage loans held for sale	47,293	877	7.36%	60,291	1,047	6.89%	63,407	1,005	6.36%
Commercial loans held for sale	7,281	—	—%	9,259	—	—%	9,377	3	0.13%
Investment securities:
Taxable	1,361,987	7,808	2.27%	1,344,052	6,399	1.89%	1,374,308	6,480	1.89%
Tax-exempt(b)	283,395	2,361	3.31%	291,863	2,428	3.30%	293,739	2,445	3.34%
Total investment securities(b)	1,645,382	10,169	2.45%	1,635,915	8,827	2.14%	1,668,047	8,925	2.15%
Federal funds sold and reverse repurchase agreements	107,276	1,518	5.61%	95,326	1,375	5.72%	61,799	1,050	6.81%
Interest-bearing deposits with other financial institutions	525,763	7,195	5.43%	696,600	9,620	5.48%	857,862	10,829	5.06%
FHLB stock	34,556	831	9.54%	36,624	841	9.11%	42,133	796	7.58%
Total interest-earning assets(b)	11,697,727	175,671	5.96%	11,814,545	174,748	5.87%	12,089,909	171,023	5.67%
Noninterest-earning assets:
Cash and due from banks	127,715			128,780			118,872
Allowance for credit losses on loans HFI	(147,035)			(140,033)			(138,983)
Other assets(c)(d)	756,168			753,866			756,651
Total noninterest-earning assets	736,848			742,613			736,540
Total assets	$12,434,575			$12,557,158			$12,826,449
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,500,139	$18,444	2.93%	$2,668,970	$20,506	3.05%	$3,127,219	$23,751	3.05%
Money market	3,761,500	36,740	3.88%	3,661,262	34,902	3.78%	3,516,901	30,053	3.43%
Savings deposits	388,296	67	0.07%	410,403	65	0.06%	433,530	63	0.06%
Customer time deposits	1,447,094	13,463	3.69%	1,400,290	11,909	3.37%	1,426,320	10,658	3.00%
Brokered and internet time deposits	162,317	2,159	5.28%	182,652	2,444	5.31%	56,455	732	5.20%
Time deposits	1,609,411	15,622	3.85%	1,582,942	14,353	3.60%	1,482,775	11,390	3.08%
Total interest-bearing deposits	8,259,346	70,873	3.40%	8,323,577	69,826	3.33%	8,560,425	65,257	3.06%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	31,673	177	2.22%	30,520	349	4.54%	30,050	97	1.29%
Federal Home Loan Bank advances	—	—	—%	13,859	204	5.84%	61,264	784	5.13%
Subordinated debt	128,621	2,604	8.03%	127,605	2,600	8.08%	127,129	2,496	7.88%
Other borrowings	8,407	93	4.39%	1,365	7	2.03%	1,385	6	1.74%
Total other interest-bearing liabilities	168,701	2,874	6.76%	173,349	3,160	7.23%	219,828	3,383	6.17%
Total interest-bearing liabilities	8,428,047	73,747	3.47%	8,496,926	72,986	3.41%	8,780,253	68,640	3.14%
Noninterest-bearing liabilities:
Demand deposits	2,341,627			2,410,280			2,430,476
Other liabilities(d)	279,435			256,606			238,809
Total noninterest-bearing liabilities	2,621,062			2,666,886			2,669,285
Total liabilities	11,049,109			11,163,812			11,449,538
Total common shareholders' equity	1,385,373			1,393,253			1,376,818
Noncontrolling interest	93			93			93
Total equity	1,385,466			1,393,346			1,376,911
Total liabilities and shareholders' equity	$12,434,575			$12,557,158			$12,826,449
Net interest income(b)		$101,924			$101,762			$102,383
Interest rate spread(b)			2.49%			2.46%			2.53%
Net interest margin(b)(e)			3.46%			3.42%			3.40%
Cost of total deposits			2.65%			2.58%			2.38%
Average interest-earning assets to average interest-bearing liabilities			138.8%			139.0%			137.7%
Tax-equivalent adjustment		$836			$836			$840
Loans HFI yield components:
Contractual interest rate(b)		$151,193	6.43%		$147,806	6.32%		$144,322	6.16%
Origination and other loan fee income		3,322	0.14%		4,345	0.19%		3,907	0.17%
Accretion (amortization) on purchased loans		77	—%		312	0.01%		(14)	—%
Nonaccrual interest		489	0.02%		575	0.02%		200	0.01%
Total loans HFI yield		$155,081	6.59%		$153,038	6.54%		$148,415	6.34%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $258,265, $232,613 and $212,016 for the three months ended December 31, 2023, September 30, 2023 and
June 30, 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $21,072, $19,080 and      $19,956 for the three months ended December 31, 2023, September 30, 2023 and June 30, 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Six Months Ended
	June 30, 2024			June 30, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,325,308	$309,182	6.67%	$9,367,108	$287,882	6.20%
Mortgage loans held for sale	64,742	2,231	6.93%	59,826	1,932	6.51%
Commercial loans held for sale	—	—	—%	12,973	162	2.52%
Investment securities:
Taxable	1,431,641	21,071	2.96%	1,388,380	13,050	1.90%
Tax-exempt(b)	217,363	3,530	3.27%	294,193	4,885	3.35%
Total investment securities(b)	1,649,004	24,601	3.00%	1,682,573	17,935	2.15%
Federal funds sold and reverse repurchase agreements	131,738	3,623	5.53%	124,557	2,905	4.70%
Interest-bearing deposits with other financial institutions	509,256	13,707	5.41%	793,576	18,837	4.79%
FHLB stock	33,773	1,545	9.20%	44,600	1,683	7.61%
Total interest-earning assets(b)	11,713,821	354,889	6.09%	12,085,213	331,336	5.53%
Noninterest-earning assets:
Cash and due from banks	146,230			136,474
Allowance for credit losses on loans HFI	(151,164)			(136,904)
Other assets(c)(d)	771,872			759,352
Total noninterest-earning assets	766,938			758,922
Total assets	$12,480,759			$12,844,135
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,519,705	$38,090	3.04%	$3,146,034	$42,811	2.74%
Money market	3,814,109	74,457	3.93%	3,443,833	54,563	3.19%
Savings deposits	373,871	126	0.07%	445,709	127	0.06%
Customer time deposits	1,422,666	27,936	3.95%	1,449,144	19,879	2.77%
Brokered and internet time deposits	131,648	3,517	5.37%	29,182	740	5.11%
Time deposits	1,554,314	31,453	4.07%	1,478,326	20,619	2.81%
Total interest-bearing deposits	8,261,999	144,126	3.51%	8,513,902	118,120	2.80%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	24,449	271	2.23%	28,603	143	1.01%
Federal Home Loan Bank advances	—	—	—%	51,381	1,283	5.04%
Subordinated debt	130,091	3,901	6.03%	126,648	4,898	7.80%
Other borrowings	131,305	3,138	4.81%	1,536	16	2.10%
Total other interest-bearing liabilities	285,845	7,310	5.14%	208,168	6,340	6.14%
Total interest-bearing liabilities	8,547,844	151,436	3.56%	8,722,070	124,460	2.88%
Noninterest-bearing liabilities:
Demand deposits	2,224,590			2,509,179
Other liabilities(d)	241,225			252,685
Total noninterest-bearing liabilities	2,465,815			2,761,864
Total liabilities	11,013,659			11,483,934
Total common shareholders' equity	1,467,007			1,360,108
Noncontrolling interest	93			93
Total equity	1,467,100			1,360,201
Total liabilities and shareholders' equity	$12,480,759			$12,844,135
Net interest income(b)		$203,453			$206,876
Interest rate spread(b)			2.53%			2.65%
Net interest margin(b)(e)			3.49%			3.45%
Cost of total deposits			2.76%			2.16%
Average interest-earning assets to average interest-bearing liabilities			137.0%			138.6%
Tax equivalent adjustment		$1,348			$1,673
Loans HFI yield components:
Contractual interest rate(b)		$304,846	6.58%		$280,194	6.03%
Origination and other loan fee income		2,727	0.06%		7,008	0.15%
Accretion on purchased loans		548	0.01%		305	0.01%
Nonaccrual interest		995	0.02%		375	0.01%
Syndication fee income		66	—%		—	—%
Total loans HFI yield		$309,182	6.67%		$287,882	6.20%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $196,082 and $217,400 for the six months ended June 30, 2024 and 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $20,750 and $21,717 for the      six months ended June 30, 2024 and 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2024		Mar 2024		Dec 2023		Sep 2023		Jun 2023
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$428,608	29%	$415,927	28%	$203,956	14%	$105,801	8%	$40,529	3%
Mortgage-backed securities - residential	864,272	59%	826,214	57%	896,971	62%	871,074	65%	979,400	69%
Mortgage-backed securities - commercial	16,103	1%	16,615	1%	16,961	1%	16,677	1%	17,254	1%
Municipal securities	169,977	11%	171,672	12%	242,263	16%	244,611	18%	267,097	19%
Treasury securities	—	—%	30,857	2%	108,496	7%	106,798	8%	108,221	8%
Corporate securities	3,419	—%	3,397	—%	3,326	—%	3,258	—%	6,859	—%
Total available-for-sale debt securities	1,482,379	100%	1,464,682	100%	1,471,973	100%	1,348,219	100%	1,419,360	100%
Equity securities, at fair value	—	—%	—	—%	—	—%	2,934	—%	3,031	—%
Total investment securities, at fair value	$1,482,379	100%	$1,464,682	100%	$1,471,973	100%	$1,351,153	100%	$1,422,391	100%
Investment securities to total assets	11.8%		11.7%		11.7%		10.8%		11.0%
Unrealized loss on available-for-sale debt securities	(182,208)		(183,598)		(186,806)		(265,048)		(226,013)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$800,902	57%	$870,730	63%	$810,932	60%	$848,318	63%	$1,160,354	80%
Unpledged available-for-sale debt securities	612,756	43%	514,724	37%	542,427	40%	494,582	37%	281,098	20%
Equity securities, at fair value	—	—%	—	—%	—	—%	2,934	—%	3,031	—%
Total on-balance sheet liquidity	$1,413,658	100%	$1,385,454	100%	$1,353,359	100%	$1,345,834	100%	$1,444,483	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,361,580	49%	$3,392,255	48%	$3,350,026	48%	$3,371,911	50%	$3,332,710	52%
FHLB remaining borrowing capacity	1,294,743	19%	1,237,843	18%	1,297,702	18%	1,005,295	15%	548,052	9%
Federal Reserve discount window	2,230,338	32%	2,382,574	34%	2,431,084	34%	2,398,285	35%	2,476,347	39%
Total available sources of liquidity	$6,886,661	100%	$7,012,672	100%	$7,078,812	100%	$6,775,491	100%	$6,357,109	100%

On-balance sheet liquidity as a percentage of total assets	11.3%		11.0%		10.7%		10.8%		11.2%
On-balance sheet liquidity as a percentage of total tangible assets*	11.5%		11.3%		11.0%		11.0%		11.4%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	259.2%		268.1%		269.0%		264.7%		258.9%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2024	% of Total	Mar 2024	% of Total	Dec 2023	% of Total	Sep 2023	% of Total	Jun 2023	% of Total
Loan portfolio
Commercial and industrial	$1,614,307	17%	$1,621,611	17%	$1,720,733	18%	$1,667,857	18%	$1,693,572	18%
Construction	1,200,123	13%	1,268,883	14%	1,397,313	15%	1,532,306	16%	1,636,970	18%
Residential real estate:
1-to-4 family mortgage	1,584,029	17%	1,577,824	17%	1,568,552	17%	1,553,096	17%	1,548,614	17%
Residential line of credit	559,359	6%	549,306	6%	530,912	6%	517,082	6%	507,652	5%
Multi-family mortgage	597,039	6%	615,081	7%	603,804	6%	501,323	5%	518,025	6%
Commercial real estate:
Owner-occupied	1,274,705	14%	1,236,007	13%	1,232,071	13%	1,206,351	13%	1,158,782	12%
Non-owner occupied	2,035,102	22%	1,991,526	21%	1,943,525	21%	1,911,913	21%	1,881,978	20%
Consumer and other	444,889	5%	428,671	5%	411,873	4%	397,297	4%	380,431	4%
Total loans HFI	$9,309,553	100%	$9,288,909	100%	$9,408,783	100%	$9,287,225	100%	$9,326,024	100%
Percentage of loans HFI portfolio with floating interest rates		49.8%		49.0%		48.5%		47.6%		47.0%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		43.4%		42.4%		41.3%		40.6%		40.6%

Loans by market
Metropolitan	$7,668,893	82%	$7,668,330	83%	$7,830,739	83%	$7,691,944	83%	$7,718,424	83%
Community	567,465	6%	599,557	6%	629,152	7%	649,269	7%	653,335	7%
Specialty lending and other	1,073,195	12%	1,021,022	11%	948,892	10%	946,012	10%	954,265	10%
Total	$9,309,553	100%	$9,288,909	100%	$9,408,783	100%	$9,287,225	100%	$9,326,024	100%

Unfunded loan commitments
Commercial and industrial	$1,286,013	47%	$1,255,409	46%	$1,262,234	44%	$1,309,390	41%	$1,168,506	37%
Construction	516,813	19%	590,575	21%	725,864	25%	922,219	30%	1,142,982	36%
Residential real estate:
1-to-4 family mortgage	5,597	—%	1,485	—%	973	—%	946	—%	794	—%
Residential line of credit	721,949	27%	702,939	25%	700,126	24%	685,597	22%	675,647	21%
Multi-family mortgage	12,526	—%	25,047	1%	23,583	1%	21,951	1%	4,972	—%
Commercial real estate:
Owner-occupied	77,498	3%	77,400	3%	73,432	2%	52,975	2%	50,927	2%
Non-owner occupied	73,178	3%	82,370	3%	82,966	3%	93,910	3%	104,201	3%
Consumer and other	29,103	1%	25,058	1%	25,509	1%	24,886	1%	23,306	1%
Total unfunded loans HFI	$2,722,677	100%	$2,760,283	100%	$2,894,687	100%	$3,111,874	100%	$3,171,335	100%

FB Financial Corporation	12

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$151,667	$150,326	$146,134	$140,664	$138,809
Charge-offs	(913)	(927)	(1,048)	(796)	(892)
Recoveries	361	416	2,105	235	172
Provision for credit losses on loans HFI	3,940	1,852	3,135	6,031	2,575
Allowance for credit losses on loans HFI at the end of the period	$155,055	$151,667	$150,326	$146,134	$140,664
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.67%	1.63%	1.60%	1.57%	1.51%
Allowance for credit losses on unfunded commitments	$5,984	$7,700	$8,770	$11,600	$14,810
Charge-offs
Commercial and industrial	$(26)	$(43)	$(251)	$(154)	$(11)
Construction	—	(92)	—	—	—
Residential real estate:
1-to-4 family mortgage	(293)	—	(10)	(4)	(16)
Residential line of credit	—	(20)	—	—	—
Commercial real estate:
Owner occupied	—	—	—	—	(144)
Consumer and other	(594)	(772)	(787)	(638)	(721)
Total charge-offs	(913)	(927)	(1,048)	(796)	(892)
Recoveries
Commercial and industrial	20	14	81	112	13
Construction	—	—	—	—	10
Residential real estate:
1-to-4 family mortgage	10	56	44	16	25
Residential line of credit	—	—	—	1	—
Commercial real estate:
Owner occupied	188	40	14	13	16
Non-owner occupied	—	—	1,833	—	—
Consumer and other	143	306	133	93	108
Total recoveries	361	416	2,105	235	172
Net (charge-offs) recoveries	$(552)	$(511)	$1,057	$(561)	$(720)
Annualized net charge-offs (recoveries) as a percentage of average loans HFI	0.02%	0.02%	(0.04)%	0.02%	0.03%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$17,058	$12,858	$12,693	$11,649	$12,247
Nonaccrual loans	56,165	54,892	48,230	42,878	31,885
Total nonperforming loans HFI	73,223	67,750	60,923	54,527	44,132
Commercial loans held for sale	—	—	—	9,260	9,267
Mortgage loans held for sale(a)	22,354	20,876	21,229	22,074	20,225
Other real estate owned	4,173	3,613	3,192	1,504	1,974
Other repossessed assets	1,720	1,834	1,139	1,300	883
Total nonperforming assets	$101,470	$94,073	$86,483	$88,665	$76,481
Total nonperforming loans HFI as a percentage of loans HFI	0.79%	0.73%	0.65%	0.59%	0.47%
Total nonperforming assets as a percentage of total assets	0.81%	0.75%	0.69%	0.71%	0.59%
Total nonaccrual loans as a percentage of loans HFI	0.60%	0.59%	0.51%	0.46%	0.34%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2024		Mar 2024		Dec 2023		Sep 2023		Jun 2023
Deposits by market
Metropolitan	$7,440,577	71%	$7,506,630	72%	$7,536,301	72%	$7,481,006	70%	$7,753,724	71%
Community	2,499,574	24%	2,500,182	24%	2,522,536	24%	2,571,667	24%	2,499,013	23%
Brokered/wholesale	150,113	1%	130,845	1%	150,475	1%	174,920	2%	238,885	2%
Escrow and other(a)	377,738	4%	367,271	3%	338,975	3%	411,475	4%	380,633	4%
Total	$10,468,002	100%	$10,504,928	100%	$10,548,287	100%	$10,639,068	100%	$10,872,255	100%

Deposits by customer segment
Consumer	$4,675,189	45%	$4,866,099	46%	$4,880,890	46%	$4,893,792	46%	$4,918,641	45%
Commercial	4,270,924	41%	4,085,282	39%	4,069,724	39%	4,126,424	39%	4,029,376	37%
Public	1,521,889	14%	1,553,547	15%	1,597,673	15%	1,618,852	15%	1,924,238	18%
Total	$10,468,002	100%	$10,504,928	100%	$10,548,287	100%	$10,639,068	100%	$10,872,255	100%

Estimated insured or collateralized deposits	$7,265,975		$7,372,728		$7,414,224		$7,570,639		$7,858,761

Estimated uninsured and uncollateralized deposits(b)	$3,202,027		$3,132,200		$3,134,063		$3,068,429		$3,013,494

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	30.6%		29.8%		29.7%		28.8%		27.7%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2024	December 31, 2023

Total Common Shareholders' Equity	$1,500,502	$1,454,794
Less:
Goodwill	242,561	242,561
Other intangibles	7,168	8,709
Tangible Common Equity	$1,250,773	$1,203,524

Total Assets	$12,535,169	$12,604,403
Less:
Goodwill	242,561	242,561
Other intangibles	7,168	8,709
Tangible Assets	$12,285,440	$12,353,133

Preliminary Total Risk-Weighted Assets	$11,091,537	$11,257,406

Total Common Equity to Total Assets	12.0%	11.5%
Tangible Common Equity to Tangible Assets*	10.2%	9.74%

	June 30, 2024	December 31, 2023
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,411,166	$1,375,890
Tier 1 Capital	1,441,166	1,405,890
Total Capital	1,679,578	1,635,848

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.7%	12.2%
Tier 1 Risk-Based	13.0%	12.5%
Total Risk-Based	15.1%	14.5%
Tier 1 Leverage	11.7%	11.3%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023
Banking segment
Net interest income	$101,468	$98,737	$100,093	$99,611	$99,909
Provisions for credit losses	2,432	838	283	3,253	(1,149)
Noninterest income (loss)	13,477	(4,794)	6,889	(4,031)	11,480
Other noninterest expense	62,329	60,344	68,463	68,712	66,208
Pre-tax net contribution after allocations	$50,184	$32,761	$38,236	$23,615	$46,330
Total assets	$11,947,550	$11,979,904	$12,050,245	$11,904,608	$12,307,231
Efficiency ratio	54.2%	64.2%	64.0%	71.9%	59.4%
Core efficiency ratio*	53.8%	54.2%	56.4%	57.8%	58.4%
Mortgage segment
Net interest income	$1,147	$753	$995	$1,315	$1,634
Provision for loan losses	(208)	(56)	22	(432)	71
Mortgage banking income	11,910	12,585	8,376	11,998	12,232
Other noninterest income	221	171	74	75	101
Other noninterest expense	12,764	12,076	11,737	14,285	15,084
Pre-tax net contribution (loss) after allocations	$722	$1,489	$(2,314)	$(465)	$(1,188)
Total assets	$587,619	$568,416	$554,158	$585,023	$580,164
Efficiency ratio	96.1%	89.4%	124.3%	106.7%	108.0%
Core efficiency ratio*	97.0%	89.8%	123.8%	106.7%	104.8%
Interest rate lock commitments volume	$385,197	$377,166	$245,776	$373,068	$402,951
Interest rate lock commitments pipeline (period end)	$108,694	$130,315	$69,217	$112,810	$135,374
Mortgage loan sales	$315,044	$243,461	$257,170	$325,322	$330,326
Gains and fees from origination and sale of mortgage loans held for sale	$8,934	$6,458	$7,389	$8,941	$7,994
Net change in fair value of loans held for sale, derivatives, and other	(4)	1,821	(1,686)	(582)	874
Mortgage servicing income	7,316	7,347	7,546	7,363	7,586
Change in fair value of mortgage servicing rights, net of hedging	(4,336)	(3,041)	(4,873)	(3,724)	(4,222)
Total mortgage banking income	$11,910	$12,585	$8,376	$11,998	$12,232
Mortgage sale margin(a)	2.84%	2.65%	2.87%	2.75%	2.42%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Six Months Ended
Adjusted net income	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Income before income taxes	$50,906	$34,250	$35,922	$23,150	$45,142	$85,156	$91,220
Less (loss) gain from securities, net	—	(16,213)	183	(14,197)	(28)	(16,213)	41
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(281)	565	(492)	115	533	284	350
Less cash life insurance benefit	2,057	—	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	(3,009)	(7)	(8)	—	902
Plus early retirement, severance and other costs	1,015	—	2,214	4,809	1,426	1,015	1,426
Plus loss (gain) on lease terminations	—	—	1,843	—	(1)	—	(73)
Plus FDIC special assessment	—	500	1,788	—	—	500	—
Adjusted pre-tax net income	50,145	50,398	45,085	42,048	46,070	100,543	91,280
Income tax expense, adjusted for items above	10,721	10,508	8,933	8,900	10,077	21,229	19,548
Adjusted net income	$39,424	$39,890	$36,152	$33,148	$35,993	$79,314	$71,732
Weighted average common share outstanding - fully diluted	46,845,143	46,998,873	46,916,939	46,856,422	46,814,854	46,911,466	46,777,603
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.85	$0.59	$0.63	$0.41	$0.75	$1.45	$1.53
Adjusted diluted earnings per common share	$0.84	$0.85	$0.77	$0.71	$0.77	$1.69	$1.53

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Six Months Ended
Adjusted pre-tax pre-provision net revenue	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Income before income taxes	$50,906	$34,250	$35,922	$23,150	$45,142	$85,156	$91,220
Plus provisions for credit losses	2,224	782	305	2,821	(1,078)	3,006	(587)
Pre-tax pre-provision net revenue	53,130	35,032	36,227	25,971	44,064	88,162	90,633
Less (loss) gain from securities, net	—	(16,213)	183	(14,197)	(28)	(16,213)	41
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(281)	565	(492)	115	533	284	350
Less cash life insurance benefit	2,057	—	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	(3,009)	(7)	(8)	—	902
Plus early retirement, severance and other costs	1,015	—	2,214	4,809	1,426	1,015	1,426
Plus loss (gain) on lease terminations	—	—	1,843	—	(1)	—	(73)
Plus FDIC special assessment	—	500	1,788	—	—	500	—
Adjusted pre-tax pre-provision net revenue	$52,369	$51,180	$45,390	$44,869	$44,992	$103,549	$90,693

	Three Months Ended					Six Months Ended
Adjusted tangible net income	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Income before income taxes	$50,906	$34,250	$35,922	$23,150	$45,142	$85,156	$91,220
Plus amortization of core deposit and other intangibles	752	789	840	889	940	1,541	1,930
Less (loss) gain from securities, net	—	(16,213)	183	(14,197)	(28)	(16,213)	41
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(281)	565	(492)	115	533	284	350
Less cash life insurance benefit	2,057	—	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	(3,009)	(7)	(8)	—	902
Plus early retirement, severance and other costs	1,015	—	2,214	4,809	1,426	1,015	1,426
Plus loss (gain) on lease terminations	—	—	1,843	—	(1)	—	(73)
Plus FDIC special assessment	—	500	1,788	—	—	500	—
Less income tax expense, adjusted for items above	10,917	10,714	9,152	9,131	10,322	21,630	20,051
Adjusted tangible net income	$39,980	$40,473	$36,773	$33,806	$36,688	$80,454	$73,159

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Core efficiency ratio (tax-equivalent basis)	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Total noninterest expense	$75,093	$72,420	$80,200	$82,997	$81,292	$147,513	$161,732
Less early retirement, severance and other costs	1,015	—	2,214	4,809	1,426	1,015	1,426
Less loss (gain) on lease terminations	—	—	1,843	—	(1)	—	(73)
Less FDIC special assessment	—	500	1,788	—	—	500	—
Core noninterest expense	$74,078	$71,920	$74,355	$78,188	$79,867	$145,998	$160,379
Net interest income	$102,615	$99,490	$101,088	$100,926	$101,543	$202,105	$205,203
Net interest income (tax-equivalent basis)	$103,254	$100,199	$101,924	$101,762	$102,383	$203,453	$206,876
Total noninterest income	25,608	7,962	15,339	8,042	23,813	33,570	47,162
Less (loss) gain from securities, net	—	(16,213)	183	(14,197)	(28)	(16,213)	41
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(281)	565	(492)	115	533	284	350
Less cash life insurance benefit	2,057	—	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	(3,009)	(7)	(8)	—	902
Core noninterest income	23,832	23,610	18,657	22,131	23,316	47,442	45,869
Total revenue	$128,223	$107,452	$116,427	$108,968	$125,356	$235,675	$252,365
Core revenue (tax-equivalent basis)	$127,086	$123,809	$120,581	$123,893	$125,699	$250,895	$252,745
Efficiency ratio	58.6%	67.4%	68.9%	76.2%	64.8%	62.6%	64.1%
Core efficiency ratio (tax-equivalent basis)	58.3%	58.1%	61.7%	63.1%	63.5%	58.2%	63.5%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Banking segment core efficiency ratio (tax-equivalent)	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Banking segment noninterest expense	$62,329	$60,344	$68,463	$68,712	$66,208	$122,673	$132,960
Less early retirement, severance and other costs	1,015	—	2,214	4,809	1,001	1,015	1,001
Less loss on lease terminations	—	—	1,843	—	—	—	—
Less FDIC special assessment	—	500	1,788	—	—	500	—
Banking segment core noninterest expense	$61,314	$59,844	$62,618	$63,903	$65,207	$121,158	$131,959
Banking segment net interest income	101,468	98,737	100,093	99,611	99,909	200,205	202,179
Banking segment net interest income (tax-equivalent basis)	102,107	99,446	100,929	100,447	100,749	201,553	203,852
Banking segment noninterest (loss) income	13,477	(4,794)	6,889	(4,031)	11,480	8,683	22,973
Less gain (loss) from securities, net	—	(16,213)	183	(14,197)	(28)	(16,213)	41
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	(3,009)	(7)	(8)	—	902
Less cash life insurance benefit	2,057	—	—	—	—	2,057	—
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(398)	509	(460)	119	558	111	807
Banking segment core noninterest income	11,818	10,910	10,175	10,054	10,958	22,728	21,223
Banking segment total revenue	$114,945	$93,943	$106,982	$95,580	$111,389	$208,888	$225,152
Banking segment total core revenue (tax-equivalent basis)	$113,925	$110,356	$111,104	$110,501	$111,707	$224,281	$225,075
Banking segment efficiency ratio	54.2%	64.2%	64.0%	71.9%	59.4%	58.7%	59.1%
Banking segment core efficiency ratio (tax-equivalent basis)	53.8%	54.2%	56.4%	57.8%	58.4%	54.0%	58.6%

	Three Months Ended					Six Months Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Mortgage segment noninterest expense	$12,764	$12,076	$11,737	$14,285	$15,084	$24,840	$28,772
Less severance costs	—	—	—	—	425	—	425
Less gain on lease terminations	—	—	—	—	(1)	—	(73)
Mortgage segment core noninterest expense	$12,764	$12,076	$11,737	$14,285	$14,660	$24,840	$28,420
Mortgage segment net interest income	1,147	753	995	1,315	1,634	1,900	3,024
Mortgage segment noninterest income	12,131	12,756	8,450	12,073	12,333	24,887	24,189
Less gain (loss) on sales or write- downs of other real estate owned	117	56	(32)	(4)	(25)	173	(457)
Mortgage segment core noninterest income	12,014	12,700	8,482	12,077	12,358	24,714	24,646
Mortgage segment total revenue	$13,278	$13,509	$9,445	$13,388	$13,967	$26,787	$27,213
Mortgage segment core total revenue	$13,161	$13,453	$9,477	$13,392	$13,992	$26,614	$27,670
Mortgage segment efficiency ratio	96.1%	89.4%	124.3%	106.7%	108.0%	92.7%	105.7%
Mortgage segment core efficiency ratio (tax-equivalent basis)	97.0%	89.8%	123.8%	106.7%	104.8%	93.3%	102.7%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023
Tangible assets
Total assets	$12,535,169	$12,548,320	$12,604,403	$12,489,631	$12,887,395
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	7,168	7,920	8,709	9,549	10,438
Tangible assets	$12,285,440	$12,297,839	$12,353,133	$12,237,521	$12,634,396
Tangible common equity
Total common shareholders' equity	$1,500,502	$1,479,526	$1,454,794	$1,372,901	$1,386,951
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	7,168	7,920	8,709	9,549	10,438
Tangible common equity	$1,250,773	$1,229,045	$1,203,524	$1,120,791	$1,133,952
Common shares outstanding	46,642,958	46,897,378	46,848,934	46,839,159	46,798,751
Book value per common share	$32.17	$31.55	$31.05	$29.31	$29.64
Tangible book value per common share	$26.82	$26.21	$25.69	$23.93	$24.23
Total common shareholders' equity to total assets	12.0%	11.8%	11.5%	11.0%	10.8%
Tangible common equity to tangible assets	10.2%	9.99%	9.74%	9.16%	8.98%
On-balance sheet liquidity:
Cash and cash equivalents	$800,902	$870,730	$810,932	$848,318	$1,160,354
Unpledged securities	612,756	514,724	542,427	494,582	281,098
Equity securities, at fair value	—	—	—	2,934	3,031
Total on-balance sheet liquidity	$1,413,658	$1,385,454	$1,353,359	$1,345,834	$1,444,483
On-balance sheet liquidity as a percentage of total assets	11.3%	11.0%	10.7%	10.8%	11.2%
On-balance sheet liquidity as a percentage of total tangible assets	11.5%	11.3%	11.0%	11.0%	11.4%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Adjusted return on average tangible common equity and related measures	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Average common shareholders' equity	$1,473,281	$1,460,736	$1,385,373	$1,393,253	$1,376,818	$1,467,007	$1,360,108
Less average goodwill	242,561	242,561	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	7,525	8,299	9,138	10,011	10,913	7,912	11,385
Average tangible common equity	$1,223,195	$1,209,876	$1,133,674	$1,140,681	$1,123,344	$1,216,534	$1,106,162
Net income	$39,979	$27,950	$29,369	$19,175	$35,299	$67,929	$71,680
Return on average common equity	10.9%	7.70%	8.41%	5.46%	10.3%	9.31%	10.6%
Return on average tangible common equity	13.1%	9.29%	10.3%	6.67%	12.6%	11.2%	13.1%
Adjusted tangible net income	$39,980	$40,473	$36,773	$33,806	$36,688	$80,454	$73,159
Adjusted return on average tangible common equity	13.1%	13.5%	12.9%	11.8%	13.1%	13.3%	13.3%

	Three Months Ended					Six Months Ended
Adjusted return on average assets, common equity and related measures	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Jun 2024	Jun 2023
Net income	$39,979	$27,950	$29,369	$19,175	$35,299	$67,929	$71,680
Average assets	12,371,444	12,590,079	12,434,575	12,557,158	12,826,449	12,480,759	12,844,135
Average common equity	1,473,281	1,460,736	1,385,373	1,393,253	1,376,818	1,467,007	1,360,108
Return on average assets	1.30%	0.89%	0.94%	0.61%	1.10%	1.09%	1.13%
Return on average common equity	10.9%	7.70%	8.41%	5.46%	10.3%	9.31%	10.6%
Adjusted net income	$39,424	$39,890	$36,152	$33,148	$35,993	$79,314	$71,732
Adjusted return on average assets	1.28%	1.27%	1.15%	1.05%	1.13%	1.28%	1.13%
Adjusted return on average common equity	10.8%	11.0%	10.4%	9.44%	10.5%	10.9%	10.6%
Adjusted pre-tax pre-provision net income	$52,369	$51,180	$45,390	$44,869	$44,992	$103,549	$90,693
Adjusted pre-tax pre-provision return on average assets	1.70%	1.63%	1.45%	1.42%	1.41%	1.67%	1.42%

FB Financial Corporation	22